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SUPPLEMENT, DATED MARCH 11, 2004
TO PROSPECTUS, DATED MAY 1, 2004


                          SUPPLEMENT TO PROSPECTUS
                 MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

The references to "Mary Canning" on page 10 of the Prospectus as supplemented by supplement dated December 6, 2004, under the headings "All America Fund", and "Aggressive Equity Fund" are deleted and the following is substituted in its place:

The small cap growth portion of the Fund is managed by Stephen J. Rich with assistance from Eleanor Innes. Prior to joining the Adviser in February 2004, Mr. Rich was a vice president and senior portfolio manager with J.P. Morgan Fleming Investment Management Inc. He has approximately 14 years of investment experience. Ms. Innes joined the Adviser in 2000 from Nikko Global Asset Management (USA), Inc. and has approximately 11 years of experience in the financial industry.